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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported) August 21, 2002

                             PULASKI FINANCIAL CORP.
                             -----------------------
             (Exact name of registrant as specified in its charter)

      Delaware                        0-24571                  43-1816913
      --------                       ---------                 ----------
(State or other Jurisdiction of     (Commission               (IRS Employer
incorporation or organization)      File Number)            Identification No.)

                12300 Olive Boulevard, St. Louis, Missouri 63141
                ------------------------------------------------
                    (Address of principal executive offices)

                                 (314) 878-2210
                                 ---------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)














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Item 5.   Other Events
          ------------

        On August 21, 2002, the Board of Directors of Pulaski Financial Corp. appointed a new director to fill a vacancy created by the death of a director in June. The press release announcing the appointment is attached as Exhibit 99.1.

Item 7.   Financial Statements and Other Exhibits
          ---------------------------------------

        Exhibit 99.1  Press Release dated August 23, 2002




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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: August 26, 2002                  By: /s/ William A. Donius
                                           -------------------------------------
                                           William A. Donius
                                           President and Chief Executive Officer